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                                                                    Exhibit 10.8


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Ref:     COMMERCIAL BANKING - DIVISION E

CONFIDENTIAL

Concord Camera HK Ltd
14/F Concord Technology Centre
98 Texaco Road
Tsuen Wan
NEW TERRITORIES
                                                                     1 June 2002
Attn:    Mr Harlan Press / Mr Paul Wong





Dear Sirs

BANKING FACILITIES
A/C NO. 500-166012-001

With reference to our recent discussion, we are pleased to advise that we have reviewed your banking facilities and offer a renewal within the following limits subject to review at any time and, in any event by 15 May 2003, and also subject to our overriding right of suspension, withdrawal and repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities.


Import Facilities                                                HKD85,000,000.-
-----------------

Documentary Credits to your suppliers and Import Loan Facilities in either HK Dollars or Foreign Currency for up to 90 days, less any usance/credit periods granted by your suppliers

within which                                                 (HKD85,000,000.-) _
------------

Goods under your control and/or Trust Receipts

Packing Credit                                                   HKD20,000,000.-
--------------

Up to 70% of valid export Documentary Credits in your favour deposited with us for up to 75 days before shipment date

We may, at our sole and absolute discretion, refuse to allow drawings under the facilities if the transaction in question does not meet our operational requirements in respect of these facilities.

The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: 1 Queen's Road Central, Hong Hong
Tel : 2822 1111 Fax:
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong


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                                       -2-

Concord Camera HK Ltd                                                1 June 2002
--------------------------------------------------------------------------------

Interest on the import loans and packing credit loans will continue to be charged on daily basis as follows and payable monthly in arrears to the debit of your current account:

HK Dollar        :  1.75% over HIBOR on import loans and packing credit loans respectively

Foreign currency : 1.75% over SIBOR or 1% below our standard Trade Finance
                   Rates as published by us

Interest at the above-mentioned rates over HIBOR (Hong Kong Interbank Money Market Offer Rate) and SIBOR (Singapore Interbank Money Market Offer Rate) are subject to fluctuation at our discretion and payable monthly in arrears to the debit of your current account.


Foreign Exchange Limit                                           HKD15,000,000.-
----------------------

For booking foreign exchange contracts up to this limit in aggregate, with individual contracts for periods of up to a maximum of three months forward.

Contracts may only be entered into to cover trade related exchange exposure incurred in the normal course of business.

Foreign Exchange facility remains subject to our overriding right to call for cash cover on demand if in the Bank's view a negative foreign exchange position requires such cover. Further, the Bank may, after having discussed the position with yourselves, close out any or all of your outstanding forward foreign exchange contracts and demand settlement of the balance due.

Foreign exchange contracts will be governed by the conditions appearing on the reverse of the standard contract form. These contract forms should be checked upon receipt and the copy signed and returned to the Bank.


Security
--------

As security, we shall continue to hold :-

1) A Letter of Awareness dated 24 August 1998 from Concord Camera Corp together with a Certificate of Assistant Secretary dated 3 September 1998.

2) A Letter of Undertaking from your company together with the minutes of meeting both dated 24 August 1998 undertaking:

     (a) to direct to us bills business of not less than HKD100,000,000.- on an annual basis;



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                                       -3-

Concord Camera HK Ltd                                                1 June 2002
--------------------------------------------------------------------------------


         (b) to maintain the tangible net worth of your company above HKD110,000,000.- at all times;

         (c) to maintain the net gearing ratio (after netting cash balance) of your company below 45% at all times;

         (d) not to declare dividends of more than 50% of recurrent net profit in any financial year.

3) A Letter of Undertaking dated 20 July 1999 from your company together with the minutes of meeting dated 19 July 1999 undertaking to direct to us all I/E bills business of your company.

4) A Corporate Guarantee for USD4,200,000.- from Concord Camera Corp with Board Resolution both dated 19 August 1999.

5) A Corporate Guarantee for USD4,000,000.- from Concord Camera Corp with Board Resolution and Certificate of Incumbency all dated 11 November 1999.

6) A Corporate Guarantee for USD5,500,000.- from Concord Camera Corp with Board Resolution both dated 28 August 2000 and Certificate of
    Incumbency.

7) A Letter of Undertaking from your company together with the minutes of meeting both dated 28 August 2000 undertaking to maintain a tangible net worth of your company not less than HKD250,000,000.-

8) Registered Assignment of DC Proceeds form dated 4 May 2001 together with the minutes of meeting dated 28 August 2000 executed by your company.

A review fee of HKD50,000.- will be charged to the debit of your current account upon your acceptance of this facility letter.

Please arrange for the authorised signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your confirmation as to the correctness of the security held, and your continued understanding and acceptance of the terms and conditions under which these facilities are granted.

Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this Facility Letter, that you immediately advise us in writing.



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                                       -4-

Concord Camera HK Ltd                                                1 June 2002
--------------------------------------------------------------------------------


These facilities will remain open for acceptance until the close of business on 22 June 2002 and if not accepted by that date will be deemed to have lapsed.

We are pleased to be of continued assistance.


Yours faithfully



                                               For and On behalf of
/s/ NELSON HO                                  CONCORD CAMERA HK LIMITED
----------------------
NELSON HO                                      /s/ Keith Lampert Paul Wong
Relationship Manager                           ---------------------------

ac

Encl

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Ref:

Concord Camera HK Ltd
14/F Concord Technology Centre
98 Texaco Road
Tsuen Wan New Territories                                            4 June 2002

Attn : Mr Paul Wong
-------------------

Dear Sir

FACTORING SERVICES

With reference to our recent discussions, we are pleased to advise that we have reviewed and renewed your factoring facilities as follows. The facilities are subject to review at any time and, in any event by 15 May 2003.

SERVICES
--------
Export / Domestic Recourse Undisclosed Factoring Facility

SALES LEDGER ADMINISTRATION
---------------------------
Our services will provide your company with monthly statements of the receivables purchased, the payments received and the aged debt analysis of your customers.

FUNDS-IN-USE LIMIT                                   USD8,000,000.-
------------------

CONCENTRATION PERCENTAGE
------------------------
Concentration percentage is continued to be governed by setting Debtor Funding Sublimits which are to be adjusted as follows:-

Debtor Name                           Present                   New
-----------                           -------                   ----
Ferrania Imaging Technologies         USD1,500,000.-            USD1,500,000.-
Eastman Kodak Company                 USD1,500,000.-            USD3,500,000.-


Funding sub-limit for any re-activated factored debtors or new buyers will be assigned at our discretion.

DISCOUNTING CHARGE
------------------
Discounting Charge will continue to be charged at 1% below our Trade Finance Rate (subject to fluctuation at our discretion).



                                                                           .../2


The Hongkong and Shanghai Banking Corporation Limited
Factoring Services Division:
Level 19, 1 Queen's Road Central, Hong Kong
Tel: 2822 2911 Fax: (852) 2537 7196
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong



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Ref:

                                       -2-

Concord Camera Hong Kong Ltd
--------------------------------------------------------------------------------

SERVICE CHARGE
--------------
Service Charge will continue to be leived at 0.065%.

PREPAYMENT PERCENTAGE
---------------------
Prepayment Percentage will continue to be set at 80%.

TERMS OF PAYMENT
----------------
Up to 90 days for payment under a Contract of Sale and as to any discount, allowance or credit due or allowable to your Customer.

CONDITIONS OF OFFER
-------------------
1) We continue to hold the Factoring Agreement under seal dated 8 September 1999 supported by board resolution.

2) We continue to hold the Corporate Guarantee for USD18,000,000.- dated 29 September 1999 from Concord Camera Corporation, USA together with:

     (i) a certified copy of a Board Resolution, signed sealed by the Secretary or Assistant Secretary of Concord Camera Corporation USA;

     (ii) a Certificate of Incumbency signed sealed by the Secretary or Assistant Secretary

OPERATIONAL REQUIREMENTS
------------------------
a) Invoices dated 60 days after due date are to be disapproved for funding.

b) Blank-dated notification letters addressed to your customers are to be held by us.

c) All remittances/payments of your customers in respect of debts that we will factor are to be credited to our designated account.

d) We will continue to conduct an audit at your office on a quarterly basis to check and verify accounts, and records relating to the factored sales.

e) Receivables drawn on Polaroid Corporation or any of its related companies will be handled on a non-finance basis.

f) The receivables drawn on Polaroid Corporation, Ferrania Imaging Technologies and Eastman Kodak Company must continue to be notified to us irrespective of whether additional debtors are added for factoring.

                                                                           .../3

The Hongkong and Shanghai Banking Corporation Limited
Factoring Services Division:
Level 19, 1 Queen's Road Central, Hong Kong
Tel: 2822 2911 Fax: (852) 2537 7196
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong


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HSBC [LOGO]

Ref:
                                       -3-

Concord Camera Hong Kong Ltd
--------------------------------------------------------------------------------

All other terms and conditions as stated in our Factoring Agreement dated 8 September 1999 remain unchanged.

These facilities will remain open for acceptance until the close of business on 25 June 2002 if not accepted by that date will be deemed to have lapsed.

A review fee of HKD5,000.- will be charged to the debit of your current account no. 195-012836-001 upon receipt of your acceptance to this facility letter.

Please arrange for the authorised signatories of your company, in accordance with the terms of the mandate given to the Bank, to sign and return to us the duplicate copy of this letter to signify your confirmation as to the correctness of the security held, and your understanding and acceptance of the foregoing.

SECTION 83 OF THE BANKING ORDINANCE
-----------------------------------
Please note that Section 83 of the Banking Ordinance has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In acknowledging this Facility Letter you should advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that you are not so related. We would also ask, should you become so related subsequent to acknowledging this Facility Letter, that you immediately advise us in writing.

We are pleased to be of continued assistance.

Yours faithfully

                                            For and On behalf of
/s/ Roderick K L Ching                      CONCORD CAMERA HK LIMITED
--------------------------
Roderick K L Ching                          /s/ Keith Lampert Paul Wong
Relationship Manager                        ---------------------------
Enc

EL/ty


The Hongkong and Shanghai Banking Corporation Limited
Factoring Services Division:
Level 19, 1 Queen's Road Central, Hong Kong
Tel: 2822 2911 Fax: (852) 2537 7196
Telex: 73205 HSBC HX Telegrams: Hongbank Hongkong